UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2023

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LIVENT CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-38694	82-4699376
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1818 Market Street Philadelphia, Pennsylvania		19103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-299-5900

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Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LTHM	New York Stock Exchange

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At a special meeting of the stockholders of Livent Corporation, a Delaware corporation (“Livent” or the “Company”), held on December 19, 2023 at 9:00 a.m. Eastern Time (the “Special Meeting”), the stockholders of the Company voted on the matters set forth below.

1.	Proposal to adopt the Transaction Agreement, dated as of May 10, 2023, as amended by the Amendment to Transaction Agreement, dated as of August 2, 2023 and the Second Amendment to Transaction Agreement, dated as of November 5, 2023 (and as it may be further amended from time to time, the “Transaction Agreement”), among Livent, Allkem Limited, an Australian public company limited by shares, Arcadium Lithium plc, a public limited company incorporated under the laws of the Bailiwick of Jersey (originally known as Lightning-A Limited, a private limited company incorporated under the laws of the Bailiwick of Jersey and f/k/a as Allkem Livent plc) (“NewCo”) and Lightning-A Merger Sub, Inc. (“Merger Sub”), and Arcadium Lithium Intermediate IRL Limited, a private company limited by shares and incorporated and registered in Ireland, pursuant to which, among other transactions, Merger Sub will merge with and into Livent, with Livent surviving the merger as a wholly owned subsidiary of NewCo (the “Merger”), and each share of Livent common stock, par value $0.001 per share, other than certain excluded shares, will be converted into the right to receive 2.406 ordinary shares, par value $1.00 per share, of NewCo (the “NewCo Shares”), and approve the transactions contemplated by the Transaction Agreement, including the Merger (collectively, the “Transaction”) (the “Transaction Agreement Proposal”). The proposal was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
121,945,849	308,589	179,469	0

2.	Proposal to approve, in a non-binding, advisory vote, the compensation that may be paid or become payable to Livent's named executive officers in connection with the Transaction. The proposal was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
113,539,815	8,525,765	368,327	0

3.	Proposal to approve, in a non-binding, advisory vote, a provision of the articles of association of NewCo setting forth the requirements for shareholder nominations and other proposals to be considered at an annual general meeting of NewCo or an extraordinary general meeting of NewCo. The proposal was not approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,121,321	82,970,845	341,741	0

4.	Proposal to approve, in a non-binding, advisory vote, a provision of the articles of association of NewCo to the effect that directors may be removed from office by ordinary resolution of the NewCo shareholders only for cause. The proposal was not approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,572,604	102,454,354	406,949	0

5.	Proposal to approve, in a non-binding, advisory vote, a provision of the articles of association of NewCo establishing that the holders of NewCo Shares representing at least a majority of the voting power of the shares entitled to vote at such meeting will be a quorum of shareholders. The proposal was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
121,341,916	847,404	244,587	0

6.	Proposal to approve one or more adjournments of the Special Meeting to a later date or dates for any purpose if necessary or appropriate, including if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the Transaction Agreement and approve the Transaction. The proposal was approved based on the following votes; however, this proposal was not necessary following the approval of the Transaction Agreement Proposal and was therefore not implemented.

Votes For	Votes Against	Abstentions	Broker Non-Votes
118,094,934	4,141,186	197,787	0

Each proposal is described in detail in Livent’s definitive proxy statement, dated November 20, 2023, which was filed with the Securities and Exchange Commission on November 20, 2023, and first mailed to Livent’s stockholders on or about November 20, 2023.

As of the close of business on the record date for the Special Meeting, which was November 14, 2023, there were 179,920,601 shares of common stock outstanding and entitled to vote at the Special Meeting. Each share of common stock was entitled to one vote per share. A total of 122,433,907 shares of Livent’s common stock, representing approximately 68.04% of Livent’s shares of common stock outstanding as of the record date for the Special Meeting were represented virtually or by proxy at the Special Meeting, and constituted a quorum to conduct business at the Special Meeting.

Item 8.01	Other Events.

On December 19, 2023, Livent issued a press release announcing the results of the Special Meeting. A copy of this press release is attached hereto as Exhibit 99.1 to this report and is incorporated by reference herein.

Forward-Looking Statements

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this Current Report on Form 8-K (this “Form 8-K”) are forward-looking statements. In some cases, we have identified forward-looking statements by such words or phrases as “will likely result,” “is confident that,” “expect,” “expects,” “should,” “could,” “may,” “will continue to,” “believe,” “believes,” “anticipates,” “predicts,” “forecasts,” “estimates,” “projects,” “potential,” “intends” or similar expressions identifying “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including the negative of those words and phrases. Such forward-looking statements are based on our current views and assumptions regarding future events, future business conditions and the outlook for the Company based on currently available information. There are important factors that could cause Livent’s actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the factors described under the caption entitled “Risk Factors” in Livent's 2022 Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 24, 2023, as well as other SEC filings and public communications. Although Livent believes the expectations reflected in the forward-looking statements are reasonable, Livent cannot guarantee future results, level of activity, performance or achievements. Moreover, neither Livent nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Livent is under no duty to update any of these forward-looking statements after the date of this Form 8-K to conform its prior statements to actual results or revised expectations.

Item 9.01	Financial Statements and Exhibits

Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 19, 2023.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVENT CORPORATION

By:	/s/ Gilberto Antoniazzi
	Name: Title:	Gilberto Antoniazzi Vice President and Chief Financial Officer

Dated: December 19, 2023